UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): May 28, 2003

K2 INC.

(Exact name of the registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2051 Palomar Airport Road, Carlsbad, CA	92009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

Item 9.    Regulation FD Disclosure.

In order to comply with K2 Inc.’s (“K2”) public disclosure obligations under Regulation FD, the following information is filed with the Securities and Exchange Commission pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On March 26, 2003, K2 announced the consummation of the merger with Rawlings Sporting Goods Company, Inc. (“Rawlings”). A copy of this press release was filed on K2’s Current Report on Form 8-K on April 1, 2003 and is incorporated herein by reference. On May 14, 2003, K2 filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, which is incorporated herein by reference.

The following pro forma financial information of K2 and Rawlings is filed as part of this Report pursuant to Items 9 and 12 in Exhibit 99.1:

(1)  Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended December 31, 2002, the three months ended March 31, 2003 and the three months ended March 31, 2002.

(2)  Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2 INC.

By:	/s/ JOHN J. RANGEL
John J. Rangel Senior Vice President and Chief Financial Officer

Date: May 28, 2003